Exhibit 10.3.2

1.   PROSPECTOR PARTNERS, LLC

AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT AGREEMENT

This Amendment No. 1 (the “Amendment”) is entered into as of this 22nd day of December, 2011 by and between PROSPECTOR PARTNERS, LLC, a Delaware limited liability company (the “Adviser”), having an address at 370 Church Street, Guilford, Connecticut 06437, and OneBeacon Insurance Group, Ltd., a Bermuda Corporation (“OneBeacon”), having an address at 14 Wesley Street, 5th Floor, Hamilton HM 11, Bermuda.

WHEREAS, the Adviser and OneBeacon are parties to that certain Investment Management Agreement dated as of March 1, 2011 (this “Agreement”) pursuant to which the parties agreed that the Adviser would act as discretionary adviser with respect to the specified assets of each subsidiary of OneBeacon identified on Schedule A to the Agreement (each, a “Client”) as such schedule may be amended from time to time to add new subsidiaries as Clients.

WHEREAS, OneBeacon desires to add certain subsidiaries to Schedule A.

NOW, THEREFORE, the parties agree as follows:

1.   Schedule A is hereby amended and restated in its entirety and shall read as set forth in Schedule A attached to this Amendment.

2.   Schedule D is hereby amended and restated in its entirety and shall read as set forth in Schedule D attached to this Amendment.

3.   The effective date of this Amendment shall be December 31, 2011.

4.   Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

5.   Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

6.   This Amendment may be executed in two counterparts, each one of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

ADVISER:		ONEBEACON:

PROSPECTOR PARTNERS, LLC		ONEBEACON INSURANCE GROUP, LTD.

By:	/s/John Gillespie	By:	/s/Jane E. Freedman

Title:	Managing Member	Title: Secretary and Associate General Counsel

SCHEDULE A

SUBSIDIARIES OF ONEBEACON INSURANCE GROUP, LTD. SUBJECT TO THIS INVESTMENT MANAGEMENT AGREEMENT

OneBeacon U.S. Holdings, Inc.*

The Employers’ Fire Insurance Company

Homeland Insurance Company of New York

The Northern Assurance Company of America

OneBeacon America Insurance Company

OneBeacon Insurance Company

Pennsylvania General Insurance Company

Mill Shares Holdings (Bermuda), Ltd.*

OneBeacon Services, LLC*

* Subsidiary is not subject to insurance regulations.

SCHEDULE D

CLIENTS OF PROSPECTOR PARTNERS, LLC SUBJECT TO FEE SCHEDULE SET FORTH IN SCHEDULE C TO AGREEMENT

OneBeacon U.S. Holdings, Inc.

The Employers’ Fire Insurance Company

Homeland Insurance Company of New York

The Northern Assurance Company of America

OneBeacon America Insurance Company

OneBeacon Insurance Company

Pennsylvania General Insurance Company

Mill Shares Holdings (Bermuda), Ltd.

OneBeacon Services, LLC

OneBeacon Pension Plan

OneBeacon 401(k) Savings and Employee Stock Ownership Plan - Equity

OneBeacon 401(k) Savings and Employee Stock Ownership Plan - Fully Managed

Trust for the Payment of Non-Qualified Retirement Benefits